UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2017

SKY PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-99455	32-0027992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17330 Preston Road, Unit 200, Dallas, Texas     75252
 (Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (469) 319-1300

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 2, 2017, Sky Petroleum, Inc. (the “Registrant”) announced the appointment of Tor Svelland to its Strategic Advisory Board, effective on May 24, 2017.  Mr. Svelland has over twenty-five years of experience with the commodity, equity, freight derivative and physical wet/dry  trading.  Mr. Svelland is seen as a pioneer within the securities industry specializing in the long/short freight/equity markets. He has held several executive management positions with Singaporean multinational commodity trading company Traﬁgura and global finance giant Goldman Sachs bringing a significant depth of experience to the company to assist with its growth strategy.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SKY PETROLEUM, INC.
June 5, 2017	By: /s/ Karim Jobanputra Karim Jobanputra Interim Chief Executive Officer